WASATCH FUNDS TRUST

Supplement dated December 3, 2024 to the

Summary Prospectuses and Prospectus, each dated January 31, 2024

	Investor Class	Institutional Class
Wasatch Core Growth Fund®	WGROX	WIGRX
Wasatch Global Opportunities Fund®	WAGOX	WIGOX
Wasatch Small Cap Growth Fund®	WAAEX	WIAEX

This Supplement updates certain information contained in the Wasatch Funds Prospectus, the Summary Prospectus for Investor Class and Institutional Class shares of the Wasatch Core Growth Fund, the Summary Prospectus for Investor Class and Institutional Class shares of the Wasatch Global Opportunities Fund and the Summary Prospectus for Investor Class and Institutional Class shares of the Wasatch Small Cap Growth Fund, each dated January 31, 2024. You should retain this Supplement with the Prospectus and each Summary Prospectus for future reference. Additional copies of these materials may be obtained free of charge by visiting our web site at wasatchglobal.com or calling us at 800.551.1700.

Effective January 31, 2025, JB Taylor will no longer be a portfolio manager for the Wasatch Core Growth Fund, Wasatch Global Opportunities Fund and Wasatch Small Cap Growth Fund. Therefore as of January 31, 2025, all references to JB Taylor are hereby deleted.